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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2005

                              --------------------

                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                       1-13725              76-0545043
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


    2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA            85018
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.02(D)  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS

On August 9, 2005, Mr. David J. Iannini resigned as Senior Vice President and Chief Financial Officer. James L. Dunn, Jr., the Company's Senior Vice President, will assume the role of CFO. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

EXHIBIT NUMBER    DESCRIPTION
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99.1              Press release dated August 11, 2005 issued by iLinc
                  Communications, Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    iLINC COMMUNICATIONS, INC.


                                    By: /s/ James M. Powers, Jr.
                                       ----------------------------------
                                    President and Chief Executive Officer
Date:  August 11, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION OF EXHIBITS
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  99.1     Copy of press release issued by iLinc Communications, Inc. on August
           11, 2005.